Filed Pursuant to Rule 497
Registration No. 333-196520

PROSPECTUS SUPPLEMENT NO. 3 MAY 21, 2015
GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
SUPPLEMENT NO. 3 DATED MAY 21, 2015
TO THE PROSPECTUS DATED JANUARY 20, 2015
This document supplements, and should be read in conjunction with, the prospectus of Griffin-Benefit Street Partners BDC Corp. dated January 20, 2015, Supplement No. 1 dated March 30, 2015, and Supplement No. 2 dated April 6, 2015. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the prospectus.
The purpose of this supplement is to disclose:

•	an update on the status of our offering and reaching our minimum offering amount;

•	our May 2015 distribution declaration;

•	a revision to our distribution policy;

•	a revision to our state-specific suitability standards;

•	an update to the "Management - Executive Officers" section of our prospectus;

•	an update to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of our prospectus to include information for the three months ended March 31, 2015;

•	a revised subscription agreement; and

•	our unaudited consolidated financial statements as of and for the three months ended March 31, 2015.
Status of Our Offering
We commenced the initial public offering of shares of our common stock on January 20, 2015. On May 1, 2015, we reached the minimum offering amount of $2.5 million in connection with our current public offering of $1.5 billion in sales of shares, and commenced operations.
Declaration of May Distributions

On May 7, 2015, our board of directors declared an initial distribution rate for the remainder of the month of May of $0.002055 per day per share on the outstanding shares of common stock, representing an annual distribution rate of 7.5% based on a share price of $10.00, payable to stockholders of record of such shares as shown on our books on each day commencing on May 7, 2015 and continuing through May 31, 2015.

Distribution Policy

Descriptions of our distribution policy contained throughout our prospectus are hereby revised to state that, subject to our board of directors' discretion and applicable legal requirements, we expect to authorize and declare distributions on a monthly basis and pay such distributions on a monthly basis.

Revision to Suitability Standards
The state-specific suitability standard for Nebraska contained in the "Suitability Standards" section on page ii of our prospectus is hereby removed and replaced with the following:

•
For Nebraska Residents - Nebraska investors must have (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) Nebraska investors must limit their investment in this offering and in the securities of other direct-participation programs (including real estate investment trusts (REITs), oil and gas programs, equipment leasing programs, business development companies (BDCs) and commodity pools) to 10% of such investor’s net worth. An investment by a Nebraska investor that is an accredited investor within the meaning of the Federal securities laws is not subject to the foregoing limitation number (ii).

Update to "Management - Executive Officers"

The biographical information for Randy I. Anderson contained in the "Management - Executive Officers -Executive Officers Who are Not Directors" section of our prospectus is hereby removed and replaced with the following:

Randy I. Anderson, Ph.D CRE, Executive Vice President. Dr. Anderson has been an Executive Vice President since our initial formation. Dr. Anderson has also been an Executive Vice President of GBA since May 2014. Dr. Anderson joined Griffin Capital Corporation in February 2014 as Chief Economist, and serves as Portfolio Manager/Co-Founder of Griffin Institutional Access Real Estate Fund, where he is also Chairman of the Board. From 2012-2013, Dr. Anderson held several senior executive positions at Bluerock Real Estate LLC, including founding partner of the Bluerock Total Income+ Real Estate Fund, where he was the Portfolio Manager.   Dr. Anderson served as the Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida from 2008 through 2013, where he was responsible for growing the real estate program, including the establishment of the Professional MS in Real Estate. While at the University of Central Florida, Dr. Anderson was a member of the University Foundation Investment Sub-Committee which provides investment advice for the endowment, was the academic member of the Florida Association of Realtors Education Foundation Advisory Board, and was an ex-officio board member of the Central Florida Commercial Association of Realtors.  In 2007, Dr. Anderson was President, Chief Executive Officer, and founding partner of Franklin Square Capital Partners, where he helped establish, strategically organize, and capitalize the firm. From 2005 through 2007, Dr. Anderson also served as Chief Economist for CNL Financial Group as well as Divisional President for CNL Real Estate Advisors. Prior to CNL, Dr. Anderson was the Chief Economist and Director of Research for the Marcus and Millichap Company from 2002 through 2005 and Vice President of Research at Prudential Real Estate Advisors from 2001 through 2002.

Dr. Anderson is a former co-editor of the Journal of Real Estate Portfolio Management and the Journal of Real Estate Literature.  Dr. Anderson received the Kinnard Young Scholar Award from the American Real Estate Society, an award which recognizes outstanding real estate scholarship for young academics, served as the Executive Director for the American Real Estate Society, was named a Homer Hoyt Fellow and a NAIOP Distinguished Fellow, and has been invited to guest lecture at leading global universities.  Dr. Anderson received his B.A. in Finance from North Central College in 1991 as a Presidential Scholar and holds a Ph.D. in Finance as a Presidential Fellow from the University of Alabama, where he graduated with highest distinction in 1996.
Update to "Management's Discussion and Analysis of Financial Condition and Results of Operations"
The following discussion and analysis should be read in conjunction with our accompanying unaudited consolidated financial statements and the notes thereto as of and for the three months ended March 31, 2015 contained in this supplement, as well as the "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in our Annual Report on Form 10-K for the year ended December 31, 2014 and our audited consolidated financial statements and notes thereto, which are included in our prospectus.
Overview
We are a newly organized, externally managed, non-diversified closed-end management investment company. We will be managed by our Adviser, which is an affiliate of Griffin Capital. Our Adviser is a registered investment adviser under the Advisers Act.

We and GBA will oversee the management of our activities and be responsible for making investment decisions for our portfolio. We and GBA have engaged Benefit Street, which is a registered investment adviser under the Advisers Act and an affiliate of Providence, to act as our sub-adviser. Benefit Street will assist GBA with the management of our activities and operations. All of our investment decisions will be the sole responsibility of, and will be made at the sole discretion of, GBA, subject to ultimate oversight by our board of directors. We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code.
Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective by investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market or public U.S. companies with market equity capitalization of less than $250 million. We intend to generally focus our investment activities on companies that our Adviser believes have leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and high-quality sponsors (if the company is externally sponsored). As we work to build and grow our portfolio, we may also make investments in syndicated debt opportunities.
We intend to invest in private U.S. companies primarily in the middle market with EBITDA of approximately $5 million to $100 million. However, on occasion, we may invest in larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. We expect that our investments will generally range between $5 million and $50 million, although the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. We believe that investing in the debt of private companies generally provides a more attractive relative value proposition than investing in broadly syndicated debt due to the conservative capital structures and superior default and loss characteristics typically associated with these companies. Because private companies have limited access to capital providers, debt investments in such companies typically carry above market interest rates and include better-than-market terms. As a result, we believe investments in private companies result in attractive risk-adjusted returns.
We have elected to be regulated as a BDC under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code commencing with our 2015 taxable year. As a BDC, we will be required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in "qualifying assets," including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities.
As a BDC, we will be subject to certain regulatory restrictions in negotiating certain investments with certain entities under the 1940 Act, such as GBA, Benefit Street and their respective affiliates, unless we obtain an exemptive order from the SEC. Together with these affiliates, we have applied for exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments. We believe that co-investment by us and other funds managed by Benefit Street or its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. The exemptive relief that we have requested would permit us to co-invest with funds managed by Benefit Street or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise be prohibited by the 1940 Act, subject to the conditions of the order. We expect that such exemptive relief, if granted, would require, among other things, that our independent directors review and approve each initial co-investment. There can be no assurance such exemptive relief will be granted.
We conducted a private placement of shares of our common stock to GBA and Benefit Street, (the "Private Placement"). Shares purchased in the Private Placement were issued at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. On July 25, 2014 and July 28, 2014, pursuant to the Private Placement, GBA and Benefit Street, respectively, each contributed $100,000 to purchase 11,111 shares of our common stock at $9.00 per share, for an aggregate of $200,000 and 22,222 shares. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively. We are offering on a continuous basis up to $1.5 billion in shares of common stock at an initial offering price of $10.00 per share (the " Public Offering", and when combined with the

Private Offering the "Offering"); however, to the extent that the net asset value increases, we will sell our shares at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below its net asset value per share. In the event of a material decline in net asset value per share, which we consider to be a 2.5% decrease below its then-current net offering price, we will reduce the offering price in order to establish a new net offering price that is not more than 2.5% above its net asset value per share. On May 1, 2015, we raised the minimum offering proceeds of $2.5 million and commenced operations.
Emerging Growth Company
We are an "emerging growth company" under the federal securities laws and will be subject to reduced public company reporting requirements. Specifically, under the JOBS Act, emerging growth companies are not required to (1) provide an auditor's attestation report on management's assessment of the effectiveness of internal control over financial reporting, pursuant to Section 404 of the Sarbanes-Oxley Act, (2) comply with new requirements adopted by the Public Company Accounting Oversight Board, or the PCAOB, which require mandatory audit firm rotation or a supplement to the auditor's report in which the auditor must provide additional information about the audit and the issuer's financial statements, (3) comply with new audit rules adopted by the PCAOB after April 5, 2012 (unless the SEC determines otherwise), (4) provide certain disclosures relating to executive compensation generally required for larger public companies or (5) hold shareholder advisory votes on executive compensation. In addition, Section 107 of the JOBS Act also provides that an "emerging growth company" can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an "emerging growth company" can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. However, pursuant to Section 107 of the JOBS Act, we are choosing to "opt out" of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

Results of Operations

As of March 31, 2015, we have not commenced operations. For the three months ended March 31, 2015, we incurred organization and offering costs of $363,000 and $871,000, respectively, which represented our only operating activities. These organization and offering costs included, among other items, the cost of legal services pertaining to our organization and incorporation of our business and incorporation fees as well as the legal fees and other costs pertaining to the preparation of our registration statement in connection with the Offering. Because we have not acquired any assets, our management is not aware of any material trends or uncertainties, favorable or unfavorable, other than national economic conditions affecting our targeted portfolio, the debt and equity of middle market companies, which may be reasonably anticipated to have a material impact on the capital resources and the revenue or income to be derived from the operation of our assets.

Revenues

We plan to generate revenue primarily in the form of interest payable and capital gains, if any, on the debt instruments that we invest in. We may also generate revenue from capital gains on direct equity investments we make, if any, or on warrants or other equity interests that we may acquire in portfolio companies. In some cases, the interest on our investments may accrue or be paid in the form of additional debt. The principal amount of the debt instruments and any accrued but unpaid interest will generally become due at their maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses
Our primary operating expenses will include the payment of: (i) investment advisory fees, including base management fees and incentive fees, to our investment adviser, the Adviser, pursuant to our Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser and Sub-Adviser in performing their respective administrative obligations under the Investment Advisory Agreement and investment sub-advisory agreement, respectively; and (iii) other operating expenses as detailed below. Our investment advisory fees will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See "Financial Statements - Note 3. Related Party Transactions." GBA will be responsible for compensating Benefit Street for Benefit Street's services pursuant to the investment sub-advisory agreement. We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and our Offering;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors' fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•
all other expenses incurred by GBA or us in connection with administering our business, including all expenses incurred by GBA or Benefit Street in performing their respective obligations under the Investment Advisory Agreement and Investment Sub-Advisory Agreement, respectively, and the reimbursement of the compensation of our chief financial officer and chief compliance officer and their respective staffs paid by GBA, to the extent they are not controlling persons of GBA or any of its affiliates, subject to the limitations included in the Investment Advisory Agreement and Administration Agreement, as applicable.

Expense Support and Conditional Reimbursement Agreement

Pursuant to the expense support and conditional reimbursement agreement, GBA has agreed to reimburse us for expenses in an amount that is sufficient to: (i) ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings, and/or (ii) reduce our operating expenses until the Company has achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to the our investment income. Pursuant to the expense support and conditional reimbursement agreement, we will have a conditional obligation to reimburse GBA for any amounts funded by GBA under such agreement if, during any fiscal quarter occurring within three years of the date on which GBA funded such amount, the sum of our net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to us on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to shareholders. We or GBA may terminate the expense support and conditional reimbursement agreement at any time. GBA has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. If we terminate the Investment Advisory Agreement with GBA, we will be required to repay GBA all reimbursements funded by GBA within three years of the date of termination. The specific amount of expenses reimbursed by GBA, if any, will be determined at the end of each quarter. There can be no assurance that the expense reimbursement agreement will remain in effect or that GBA will reimburse any portion of our expenses in future quarters.

Administrative Services

Griffin Capital BDC Administrator will provide us with general ledger accounting, fund accounting and investor relations and other administrative services pursuant to the Administration Agreement, under which Griffin Capital BDC Administrator will also furnish administrative services necessary to conduct the day-to-day operations. Griffin Capital BDC Administrator will be reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse Griffin Capital BDC Administrator for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in Griffin Capital BDC Administrator. Pursuant to the Administration Agreement, Griffin Capital BDC Administrator at its sole discretion, may contract with a third party service provider. The cost of the third party service provider will be an obligation of Griffin Capital BDC Administrator. We will not incur the costs from both Griffin Capital BDC Administrator and the third party provider for similar services.
As of March 31, 2015, GBA and Benefit Street had incurred certain general and administrative expenses related to the Company, including insurance and professional fees, of approximately $200,000. If the minimum offering requirement is met, GBA and Benefit Street will be entitled to reimbursement of these expenses, subject to the limitations imposed under the expense support and conditional reimbursement agreement described above. As of March 31, 2015, the minimum offering requirement had not been met, and GBA and Benefit Street were not entitled to reimbursement of any amounts incurred on behalf of the Company.
Hedging

To the extent that any of our senior loans and other investments are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in connection with settling them will be borne by us. Our ability to engage in hedging transactions may be adversely affected by recent rules adopted by the CFTC.
Financial Condition, Liquidity and Capital Resources
On July 25, 2014 and July 28, 2014, pursuant to a private placement, each of GBA and Benefit Street, respectively, contributed an aggregate of $100,000 to purchase 11,111 shares of our common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively. There is no current intention for either GBA or Benefit

Street to discontinue in their respective roles. In connection with the private placements, we issued an aggregate of 22,222 shares of common stock for aggregate proceeds of approximately $200,000. As a result, upon achievement of the minimum offering requirement, we have raised total gross proceeds of approximately $2.5 million plus the proceeds from the private placements. Since we have satisfied the minimum offering requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.
Since we have met the minimum offering requirement, we will sell our shares on a continuous basis at a price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for shares of our common stock in our Offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. In connection with each weekly closing on the sale of shares of our common stock on a continuous basis, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then-current net asset value no later than 48 hours prior to the time that we price our shares.
Prior to investing in debt securities, we will invest the net proceeds from our continuous offering primarily in cash, cash equivalents, U.S. government securities, and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.
We may borrow funds to make investments, including before we have fully invested the proceeds of our Offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.
The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our sponsor has an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in our Offering and the gross amount of any originally issued direct participation program securities sold by our sponsor within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our sponsor has an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy as of March 31, 2015.
RIC Status and Distributions
We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Generally, a RIC is entitled to a deduction for federal income tax purposes for distributions paid to stockholders if it distributes at least 90% of its "Investment Company Taxable Income," as defined by the Code, each year. To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, a RIC would need to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.
Subject to our board of directors' discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly basis and pay distributions on either a monthly or quarterly basis. Net capital gains, if any, will be distributed or deemed distributed at least annually. We will then calculate each stockholder's specific distribution amount for the period using record and declaration dates and a stockholder's distributions will begin to accrue on the date we accept their subscription for our common stock. From time to time, we may also pay interim distributions at the discretion of our board of directors.
Each year, a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our Offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares. There can be no assurance that we will be able to sustain distributions at any particular level.
We intend to make any distributions in the form of cash out of assets legally available for such purpose, unless a stockholder elects to receive their distributions in additional common stock pursuant to our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. If a stockholder holds common stock in the name of a broker or financial intermediary, the stockholder should contact the broker or financial intermediary regarding their election to receive distributions in additional common stock.
We have adopted an "opt in" distribution reinvestment plan for our stockholders. As a result, if we make a distribution, our stockholders will receive their distributions in cash unless they specifically "opt in" to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common stock.
We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from GBA or its affiliates.
Critical Accounting Policies
Our financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, or U.S. GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management's most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management will make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management also will utilize available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As our expected operating results occur, we will describe additional critical accounting policies in the notes to our financial statements. The following are our most critical accounting policies, see Financial Statements-Note 2, Basis of Presentation and Summary of Significant Accounting Policies:

•	Valuation of Portfolio Investments, Valuation Methods and Valuation Process;

•	Revenue Recognition;

•	Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation;

•	Organizational and offering costs; and

•	Income Taxes

Recently Issued Accounting Standards
We do not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our financial statements.
Distributions
Distributions to our stockholders will be recorded as of the record date. Subject to our board of directors' discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly basis and pay such distributions on either a monthly or quarterly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.
Capital Gains Incentive Fee
Pursuant to the terms of the Investment Advisory Agreement we entered into with GBA, the incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year. Such fee will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we will accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
While the Investment Advisory Agreement with GBA neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, we will include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual will reflect the incentive fees that would be payable to GBA as if our entire portfolio was liquidated at its fair value as of the balance sheet date even though GBA is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.
Contractual Obligations
We have entered into an agreement with GBA to provide us with investment advisory services. Payments for investment advisory services under the Investment Advisory Agreement in future periods will be equal to (a) an annual base management fee of 2.0% of our gross assets, excluding cash and cash equivalents, and (b) an incentive fee based on our performance. Our Administrator, and to the extent requested to provide such services and such services are so provided, GBA, Benefit Street and their respective affiliates, may be reimbursed for administrative expenses incurred on our behalf.
The incentive fee consists of two parts. The first part, which we refer to as the incentive fee on income, will be calculated and payable quarterly in arrears based upon our "pre-incentive fee net investment income" for the immediately preceding quarter and will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital, as defined in our Investment Advisory Agreement, equal to 1.75% per quarter, or an annualized rate of 7.0%. The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be an incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.
We and GBA have engaged Benefit Street, to act as our investment sub-adviser, as Benefit Street possesses skills that we believe will aid us in achieving our investment objective. Benefit Street will assist GBA with the management of our activities and operations.
Our Administrator will provide us with general ledger accounting, fund accounting and investor relations and other administrative services. We entered into an administration agreement with our Administrator pursuant to which our Administrator, will furnish us with administrative services necessary to conduct our day-to-day operations. Our Administrator will be reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse our Administrator for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in our Administrator.
If any of our contractual obligations discussed above is terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services that we expect to receive pursuant to our Investment Advisory Agreement and Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.
Off-Balance Sheet Arrangements
We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.
Related Party Transactions
We have entered into an Investment Advisory Agreement with GBA. Pursuant to the Investment Advisory Agreement, GBA will be paid a base management fee and certain incentive fees, if applicable. We have also entered into an Administration Agreement with our Administrator, pursuant to which we will reimburse our Administrator for expenses necessary for the performance of services related to our administration and operation, provided that such reimbursement will be the lower of our Administrator's actual costs or the amount that we would be required to pay for comparable services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. Pursuant to the Administration Agreement, our Administrator at its sole discretion, may contract with a third party service provider to provide certain of our accounting and administrative services. The cost of the third party service provider will be an obligation of our Administrator. We will not incur the costs from both our Administrator, and the third party provider for similar services.
The Dealer Manager is an affiliate of ours. Under the Dealer Manager Agreement, the Dealer Manager is entitled to receive sales commissions and dealer manager fees in connection with the shares sold in the Offering, all or a portion of which may be re-allowed to participating broker-dealers. For the three months ended March 31, 2015, we did not accrue any fees under this arrangement.

Our payment of organization and offering costs (including reimbursement of costs incurred by GBA and its affiliates) is approximately 1.5% of the gross proceeds from our Offering. In selling the minimum number of shares at $10.00 per share, we estimate that we incurred approximately $37,500 of expenses. If we sell the maximum number of shares at $10.00 per share, then we estimate that we may incur up to approximately $22.5 million of expenses. As of March 31, 2015, Griffin Capital and its affiliates incurred organization costs and offering costs of approximately $363,000 and $871,000 respectively. As of December 31, 2014, Griffin Capital and its affiliates incurred organization costs and offering costs of approximately $322,000 and $778,000 respectively. Under the terms of the Investment Advisory Agreement, GBA and certain of its affiliates, which includes Griffin Capital, are entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all offering costs and organization costs have been reimbursed. Except for this provision in the Investment Advisory Agreement, there is no other agreement regarding the payment of the organization and offering costs incurred by Griffin Capital, or the reimbursement of any organization and offering costs funded by Griffin Capital. The decision to fund our organization and offering costs and the decision to seek reimbursement for such costs is solely at the discretion of Griffin Capital. As a result, we may or may not be requested to reimburse any costs funded by Griffin Capital.

On July 25, 2014 and July 28, 2014, pursuant to a private placement, each of GBA and Benefit Street, respectively, contributed an aggregate of $100,000 to purchase 11,111 shares of our common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively. There is no current intention for either GBA or Benefit

Street to discontinue in their respective roles. In connection with the private placements, we issued an aggregate of 22,222 shares of common stock for aggregate proceeds of approximately $200,000. On May 1, 2015, the Company raised the minimum offering requirement of $2.5 million as a result of a $1.25 million investment from an affiliate of Griffin Capital and Benefit Street. As a result, we have raised total gross proceeds of approximately $2.7 million.
Because GBA's senior management team includes members of the senior management team of Griffin Capital, which is the sponsor of certain non-traded Real Estate Investment Trusts ("Griffin REITs"), such members provide management services to both us and the Griffin REITs. In the event that GBA undertakes to provide investment advisory services to other clients in the future, it will strive to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we will not be disadvantaged in relation to any other client of our investment adviser or its senior management team. In addition, as noted above, GBA's senior management team consists of substantially the same management team that operates Griffin Capital.
See Financial Statements - Note 3 contained in this supplement for additional information regarding our related party transactions and relationships.

Staffing

We do not currently have any employees and we do not currently intend to hire any in the future. The compensation of our chief financial officer, Joseph E. Miller, and our chief compliance officer, Umar Ehtisham, will be paid by GBA. We will reimburse GBA for the compensation paid to our chief financial officer and his staff and our chief compliance officer and his staff. Each of our executive officers is a principal or officer of GBA, which manages and oversees our investment operations. In the future, GBA may retain additional investment personnel based upon its needs.
Subsequent Events
See Financial Statements - Note 7, Subsequent Events, contained in this supplement.
Subscription Agreement
The form of subscription agreement contained in Appendix A of our prospectus is hereby removed and replaced with the revised form of subscription agreement attached to this supplement as Appendix A.
Financial Statements
The financial statements listed below are contained in this supplement:

Statements of Assets and Liabilities as of March 31, 2015 (Unaudited) and December 31, 2014	F-1
Notes to Financial Statements (Unaudited)	F-2

Financial Statements

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
STATEMENTS OF ASSETS AND LIABILITIES

	As of
	March 31,	December 31,
	2015	2014
	(Unaudited)
Cash and cash equivalents	$200,000	$200,000
Total assets	$200,000	$200,000
Commitments and contingencies (Note 4)
Stockholder's Equity:
Common stock, $0.001 par value; 150,000,000 shares authorized; 22,222 shares issued and outstanding	$222	$222
Capital in excess of par value	199,778	199,778
Total stockholders' equity	200,000	200,000
Total liabilities and stockholders' equity	$200,000	$200,000
See Notes to Financial Statements.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
As of March 31, 2015
Note 1. Organization
Griffin-Benefit Street Partners BDC Corp., a Maryland corporation (the "Company"), was formed on May 27, 2014 under the Maryland General Corporation Law. The Company was organized as an externally managed, non-diversified closed-end management investment company and has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. The Company intends to elect to be treated for federal income tax purpose as a regulated investment company, or RIC, under Subchapter M of the internal Revenue code of 1986. The Company's year-end is December 31.
The Company is externally managed by Griffin Capital BDC Advisor, LLC ("GBA"), a Delaware limited liability company and affiliate of our sponsor, Griffin Capital Corporation ("Griffin Capital"). Kevin A. Shields, ("Mr. Shields") is the sole shareholder of Griffin Capital and a director and president of the Company. GBA is a registered investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The sole member of GBA is Griffin Capital Assent Management Holdings, LLC, a Delaware limited liability company ("Holding Company") that is wholly-owned by Griffin Capital. GBA will oversee the management of the Company's activities and will be responsible for making investments decisions with respect to, and providing day-to-day management and administration of, the Company's investment portfolio under the terms of an advisory agreement. The Company and GBA have engaged Benefit Street Partners L.L.C. ("Benefit Street"), a Delaware limited liability company and affiliate of Providence Equity Partners L.L.C. ("Providence"), to act as the Company's sub-adviser. Benefit Street is a registered investment advisor under the Advisers Act and will assist GBA with the management of the activities and operations of the Company.
The Company has entered into a dealer manager agreement with Griffin Capital Securities, Inc., ("GCS" or the "Dealer Manager"), and an administration agreement with Griffin Capital BDC Administrator, LLC, both of which are wholly-owned subsidiaries of Griffin Capital.
The Company is offering on a continuous basis up to $1.5 billion in shares of common stock at an initial offering price of $10.00 per share (the "Offering"); however, to the extent that the net asset value increases, the Company will sell at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below its net asset value per share. In the event of a material decline in net asset value per share, which the Company considers to be a 2.5% decrease below its then-current net offering price, the Company will reduce the offering price in order to establish a new net offering price that is not more than 2.5% above its net asset value per share. All subscription payments will be placed in an escrow account in trust for subscribers' benefit, pending release to the Company.
In addition, the Company conducted a private placement of shares of the Company's common stock to GBA and Benefit Street, (the "Private Placement"). Shares purchased in the Private Placement were issued at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. On July 25, 2014 and July 28, 2014, pursuant to the Private Placement, GBA and Benefit Street, respectively, each contributed $100,000 to purchase 11,111 shares of the Company's common stock at $9.00 per share, for an aggregate of $200,000 and 22,222 shares. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively.
As of March 31, 2015, the Company had not satisfied the minimum offering requirement and had not commenced operations, therefore no statement of operations or cash flows is presented.
On May 1, 2015, the Company raised the minimum offering requirement of $2.5 million as a result of a $1.25 million investment from an affiliate of Griffin Capital and Benefit Street. As a result of achieving the minimum offering requirement, the Company commenced operations and is selling its shares on a continuous basis at a price of $10.00 per share. For the periods presented the Company had engaged only in organizational and offering activities, see Note 3. Related Party Transactions.

The Company intends to use substantially all of the proceeds from the offering of its shares, net of expenses, to make investments in private U.S. middle-market companies in accordance with the Company's investment objectives. There can be no assurance the Company will be able to sell all of its shares in the Offering.
Note 2. Basis of Presentation and Summary of Significant Accounting Policies
The accompanying financial statement of the Company is prepared on the accrual basis of accounting and in accordance with principles generally accepted in the United States ("GAAP") as contained in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification (the "Codification" or "ASC"), and in conjunction with rules and regulations of the SEC.
Use of Estimates
The preparation of the financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could materially differ from those estimates.
Cash and Cash Equivalents
The Company considers all short-term, highly liquid investments that are readily convertible to cash with a maturity of three months or less at the time of purchase to be cash equivalents. Cash equivalents may include cash and short-term investments. Short-term investments are stated at cost, which approximates fair value. There are no restrictions on the use of the Company's cash balance, as of March 31, 2015.
The Company maintains its cash accounts with major financial institutions. The cash balances consist of business checking accounts. These accounts are insured by the Federal Deposit Insurance Corporation up to $250,000 at each institution. The Company has not experienced any losses with respect to cash balances in excess of government provided insurance. Management believes there was no significant concentration of credit risk with respect to the cash balances as of March 31, 2015.
Valuation of Portfolio Investments
Portfolio investments are reported on the balance sheet at fair value. The Company performs an analysis of each investment to determine fair value in accordance with ASC Topic 820 of U.S. GAAP.

ASC Topic 820 clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include:

•
Level 1 - Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and publicly listed derivatives will be included in Level 1. In addition, securities sold, but not yet purchased and call options will be included in Level 1. The Company will not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably affect the quoted price.

•
Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities, and certain over-the-counter derivatives.

•
Level 3 - Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments that are expected to be included in this category are our portfolio companies.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to the Company's financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations in the Company's financial statements.

In making fair value determinations, the following guidelines will generally be used:

Valuation Methods
The Company has established a valuation committee, which is responsible for engaging an independent third-party valuation specialist and, along with the independent third-party valuation specialist determine the value of the assets on a quarterly basis and at such other times that the Company considers it necessary. In addition, the Company, with assistance from the independent third-party valuation specialist, will review the value of the assets on a monthly basis and determine which assets will require monitoring on a weekly basis. The Company, through the valuation committee, will be responsible for establishing the net asset value on a weekly basis.
Investments where a market price is readily available:
Generally, the value of the Company's equity interests in publicly-traded companies for which market quotations are readily available will be based upon the most recent closing public market price. If no sales of such interests occurred on the determination date, such interests shall be valued at the midpoint of the "bid" and the "asked" price at the close of business on such day. Portfolio securities that carry certain restrictions on sale will typically be consistently valued at a discount from the public market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by GBA.
Notwithstanding the foregoing, if in the reasonable judgment of GBA and Benefit Street, the price for any securities held by the Company and determined in the manner described above does not accurately reflect the fair value of such security, GBA and Benefit Street will value such security, with the assistance of an independent third-party valuation specialist, at a price that reflects such security's fair value and report such change in the valuation to the board of directors or its designee as soon as practicable.
Investments where a market price is not readily available:
Any securities or other assets that are not publicly-traded or for which a market price is not otherwise readily available will be valued at a price that reflects such security's fair value. With respect to such investments, the investments will be reviewed and valued using one or more of the following types of analyses:

(i)	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.

(ii)	Valuations implied by third-party investments in the applicable portfolio companies.

(iii)	Discounted cash flow analysis, including a terminal value or exit multiple.
Below is a description of factors that the board of directors, based on input from GBA and Benefit Street, with the assistance of an independent third-party valuation specialist in certain circumstances, may consider when valuing the Company's equity and debt investments where a market price is not readily available:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;

•	prevailing interest rates for like securities;

•	expected volatility in future interest rates;

•	leverage;

•	call features, put features and other relevant terms of the debt;

•	the borrower's ability to adequately service its debt;

•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

•	the quality of collateral securing the Company's debt investments;

•	multiples of earnings before interest, tax, depreciation and amortization ("EBITDA"), cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•	other factors deemed applicable.
All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company's actual investment position.
Credit default swaps and interest rate swaps will be valued at estimated fair value based on a pricing model that utilizes quoted inputs, including among other things, yield curves.
Unrealized appreciation and depreciation on total return swaps represents the change in fair value plus net accrued interest of the underlying reference assets.
Valuation Process
With respect to investments for which market quotations are not readily available, the Company, and for certain investments the independent third-party valuation specialist will undertake a multi-step valuation process each quarter, as described below:

•
the quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of GBA and Benefit Street and members of the Company's senior management team, with such valuation taking into account information received from various sources, including the independent third party valuation specialist for certain Level II and Level III investments;

•	preliminary valuation conclusions will then be documented, presented and discussed with the Company's senior management and (the "valuation and pricing committee");

•
the valuation committee and, if appropriate, the relevant investment professionals of GBA, Benefit Street and the Company's senior management meet with the independent valuation firm to discuss the preliminary valuation;

•
designated members of the valuation committee, or as delegated to members of GBA's and Benefit Street's management team, will respond and supplement the preliminary valuation to reflect any comments provided by the independent valuation firm and/or the valuation committee;

•
the valuation committee will meet with members of GBA's and Benefit Street's management teams and the independent third-party valuation specialist to discuss the assistance provided and the results of the independent valuation firm's review; and

•
the board of directors will discuss the valuation and will determine the fair value of each investment in the Company's portfolio in good faith based on various statistical and other factors, including the input and recommendation of GBA, Benefit Street, the valuation committee, and the third-party valuation specialist.

The board of directors will be responsible for the valuation of the Company's portfolio investments at fair value as determined in good faith pursuant to consistently applied valuation procedures and valuation process. The Company intends to value all Level 2 assets by using inputs derived by GBA and Benefit Street or from the independent third-party valuation specialist that will provide prevailing bid and ask prices that are screened for validity by the GBA's and Benefit Street's management and/or the independent third-party valuation specialist from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, the Company intends to obtain bid and ask prices directly from dealers that make a market in such investments. To the extent that the Company holds investments for which no active secondary market exists, i.e. Level 3 assets, and, therefore, no bid and ask prices can be readily obtained, the independent third-party valuation specialist will value such investments. The Company will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which the Company purchases and sells investments. The Company believes that these prices will be reliable indicators of fair value.
In addition to the foregoing, certain investments for which a market price is not readily available will be evaluated on a quarterly basis by the independent third-party valuation specialist and certain other investments will be on a rotational basis reviewed once over a twelve-month period by an independent valuation firm. Finally, certain investments will not be evaluated by an independent valuation firm unless the net asset value and other aspects of such investments in the aggregate exceed certain thresholds.
Revenue Recognition
The Company will record interest income on an accrual basis to the extent that the Company expects to collect such amounts. For loans and debt investments with contractual payment-in-kind, or PIK, interest that represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. The Company will not accrue as a receivable interest on loans and debt investments if it is determined that interest for such loans and debt investments is not collectible. Loans will be placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. Upfront loan origination fees, original issue discount and market discount or premium are capitalized, and amortized as interest income using the effective yield method. Prepayment premiums on loans and debt investments are recorded as interest income.
Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation
The Company will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront loan origination fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.
Organization Costs
Organization costs include, among other things, the cost of organizing as a Maryland corporation, including the cost of legal services and other fees pertaining to the organization of the Company. All organization costs will be funded by Griffin Capital and its affiliates and there will be no liability for the organization costs to the Company until the Company has met the minimum offering requirement. Organization costs will be expensed when incurred, if and when Griffin Capital and its affiliates submits such costs for reimbursement. As of March 31, 2015 and December 31, 2014, Griffin Capital and its affiliates incurred approximately $363,000 and $322,000, respectively, of organization costs, which are subject to reimbursement by the Company upon achieving the minimum offering requirement.

Offering Costs
Offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company's registration statement in connection with the public offering of the Company's shares. All offering costs will be funded by Griffin Capital and its affiliates and there will be no liability for the offering costs to the Company until the minimum offering requirement is met. Offering costs will be capitalized when incurred and amortized over a twelve month period as an adjustment to capital in excess of par value following the effective date of the offering and upon commencement of operations, if and when Griffin Capital and its affiliates submits such costs for reimbursement. The unamortized balance of these costs will be reflected in the balance sheet as deferred charges, net. As of March 31, 2015 and December 31, 2014, Griffin Capital and its affiliates incurred approximately $871,000 and $778,000, respectively, of offering costs, which are subject to reimbursement by the Company upon achieving the minimum offering requirement.
Income Taxes
As a RIC, in any fiscal year the Company intends to distribute at least 90 percent of the sum of (i) investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the "Annual Distribution Requirement"), and, as a result, the Company generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that are distributed to our stockholders. To the extent that the Company retains net capital gains or any investment company taxable income, the Company will be subject to U.S. federal income tax. The Company may choose to retain net capital gains or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by the Company. To avoid this tax, the Company must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of: (1) at least 98.0 percent of the Company's ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98.2 percent of the amount by which the Company's capital gains exceed capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Company's taxable year); and (3) income realized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement").
While the Company intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, the Company will be liable for the tax only on the amount by which the Company did not meet the foregoing distribution requirement.
Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
The Company's intends to elect to be taxed as a RIC for the tax year ended December 31, 2015. The determination of any permanent or temporary differences, as well as the tax basis of distributable earnings/(deficit), tax character of distributions paid, and tax basis of investments cost and unrealized appreciation/depreciation will not be known until the completion of the tax year.
Recently Issued Accounting Pronouncements
In April 2015, the FASB has issued Accounting Standards Update (ASU) No. 2015-03, Interest - Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The amendments in this ASU require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this ASU. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015, and early adoption is allowed. Entities would apply the new guidance retrospectively to all prior periods (i.e., the balance sheet for each period is adjusted). Management is currently evaluating the impact these changes will have on the Company’s financial statements and disclosures.

In February 2015, the FASB issued ASU 2015-02, Consolidation (ASC Topic 810): Amendments to the Consolidation Analysis (“ASU 2015-02”). ASU 2015-02 significantly changes the consolidation analysis required under GAAP and ends the deferral granted to investment companies from applying the variable interest entity guidance. ASU 2015-02 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015 and early adoption is permitted. Management is currently evaluating the impact these changes will have on the Company’s financial statements and disclosures.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) ("ASU No. 2014-09"). ASU No. 2014-09 replaces substantially all industry-specific revenue recognition requirements and converges areas under this topic with International Financial Reporting Standards. ASU No. 2014-09 implements a five-step process for customer contract revenue recognition that focuses on transfer of control, as opposed to transfer of risk and rewards. ASU No. 2014-09 also requires enhanced disclosures regarding the nature, amount, timing, and uncertainty of revenues and cash flows from contracts with customers. Other major provisions in ASU No. 2014-09 include capitalizing and amortizing certain contract costs, ensuring the time value of money is considered in the applicable transaction price, and allowing estimates of variable consideration to be recognized before contingencies are resolved in certain circumstances. Entities can transition to the standard either retrospectively or as a cumulative-effect adjustment as of the date of adoption. ASU No. 2014-09 is effective for reporting periods beginning after December 15, 2016, and early adoption is prohibited. ASU No. 2014-09 does not apply to lease contracts accounted for under Leases (Topic 840). The Company does not expect the adoption of ASU No. 2014-09 to have a material impact on its financial statements.
Note 3. Related Party Transactions
The Company entered into an investment advisory agreement, dated January 16, 2015, with GBA the "Investment Advisory Agreement". Pursuant to the Investment Advisory Agreement, GBA will be paid a base management fee and certain incentive fees, if applicable. Additionally, GBA and the Company entered into an investment sub-advisory agreement, dated January 16, 2015, with Benefit Street the "Investment Sub-Advisory Agreement". The Investment Sub-Advisory Agreement provides, among other things, that Benefit Street shall receive 50% of all management and incentive fees payable to GBA under the Investment Advisory Agreement.
The Company also entered into an administration agreement, dated January 16, 2015, with Griffin Capital BDC Administrator, LLC ("Griffin Capital BDC Administrator"), a wholly-owned subsidiary of Griffin Capital, the "Administration Agreement", pursuant to which Griffin Capital BDC Administrator will be reimbursed for expenses necessary for the performance of services related to the Company's administration and operation, provided that such reimbursement will be the lower of Griffin Capital BDC Administrator's actual costs or the amount that the Company would be required to pay for comparable services in the same geographic location, and provided further that such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. See Administrative Services below.
Base Management Fee
The base management fee will be calculated at an annual rate of 2% of the Company's gross assets, excluding cash and cash equivalents, and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of GBA. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as GBA may determine.

Incentive Fees on Income
The incentive fee on income will be calculated and payable quarterly in arrears based upon the Company's "pre-incentive fee net investment income" for the immediately preceding quarter, and be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.0% annualized), subject to a "catch up" feature, as defined. No incentive fee on income will be payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% on adjusted capital. For any calendar quarter in which pre-incentive fee net investment income is greater than the quarterly hurdle rate, but less than or equal to 2.1875%, the incentive fee on income will equal the amount of pre-incentive fee net investment income in excess of the quarterly hurdle rate. This portion of the incentive fee is referred to as the catch-up and provides an increasing fee, equal to 100% of the pre-incentive fee net investment income, between a 1.75% to a 2.1875% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.1875% of adjusted capital, the incentive fee on income will equal 20% of pre-incentive fee net investment income. For purposes of this fee, adjusted capital will mean cumulative gross proceeds generated from issuances of the Company's common stock, including its distribution reinvestment plan, reduced for distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Company's share repurchase program.
Incentive Fee on Capital Gains
An incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) and will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the application period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains.
Organization and Offering Costs
The Company's payment of organization and offering costs (including reimbursement of costs incurred by Griffin Capital and its affiliates) is approximately 1.5% of the gross proceeds from the offering. If the minimum number of shares of the Offering are sold at $10.00 per share, approximately $37,500 of expenses will be incurred. If the maximum number of shares of the Offering are sold at $10.00 per share, then approximately $22.5 million of expenses will be incurred. As of March 31, 2015, Griffin Capital and its affiliates incurred organization and offering costs of approximately $363,000 and $871,000, respectively. As of December 31, 2014, Griffin Capital and its affiliates incurred organization and offering costs of approximately $322,000 and $778,000, respectively. Under the terms of the Investment Advisory Agreement, after the minimum offering requirement is met, Griffin Capital and certain of its affiliates will become entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all offering costs and organization costs have been reimbursed. Except for this provision in the Investment Advisory Agreement, there is no other agreement regarding the payment of the organization and offering costs incurred by Griffin Capital, or the reimbursement of any organization and offering costs funded by Griffin Capital. The decision to fund the organization and offering costs and the decision to seek reimbursement for such costs is solely at the discretion of Griffin Capital. As a result, the Company may or may not be requested to reimburse any costs funded by Griffin Capital.

Expense Support and Conditional Reimbursement Agreement

On March 25, 2015, the Company and GBA entered into an expense support and conditional reimbursement agreement. Pursuant to the expense support and conditional reimbursement agreement, GBA has agreed to reimburse the Company for expenses in an amount that is sufficient to: (i) ensure that no portion of the Company’s distributions to shareholders will be paid from the Company’s offering proceeds or borrowings, and/or (ii) reduce the Company’s operating expenses until the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expense in relation to the Company’s investment income. Pursuant to the expense support and conditional reimbursement agreement, the Company will have a conditional obligation to reimburse GBA for any amounts funded by GBA under such agreement if, during any fiscal quarter occurring within three years of the date on which GBA funded such amount, the sum of the Company’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Company to shareholders. The Company or GBA may terminate the expense support and conditional reimbursement agreement at any time. GBA has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expenses in relation to the Company’s income. If the Company terminates the Investment Advisory Agreement with GBA, the Company will be required to repay GBA all reimbursements funded by GBA within three years of the date of termination. The specific amount of expenses reimbursed by GBA, if any, will be determined at the end of each quarter. There can be no assurance that the expense support and conditional reimbursement agreement will remain in effect or that GBA will reimburse any portion of the Company’s expenses in future quarters.

Administrative Services

Griffin Capital BDC Administrator will provide the Company with general ledger accounting, fund accounting and investor relations and other administrative services pursuant to the Administration Agreement, under which Griffin Capital BDC Administrator will also furnish the Company with administrative services necessary to conduct its day-to-day operations. Griffin Capital BDC Administrator will be reimbursed for administrative expenses it incurs on the Company's behalf in performing its obligations. Such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company will not reimburse Griffin Capital BDC Administrator for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in Griffin Capital BDC Administrator. Pursuant to the Administration Agreement, Griffin Capital BDC Administrator at its sole discretion, may contract with a third party service provider. The cost of the third party service provider will be an obligation of Griffin Capital BDC Administrator. The Company will not incur the costs from both Griffin Capital BDC Administrator and the third party provider for similar services.
As of March 31, 2015, GBA and Benefit Street had incurred certain general and administrative expenses related to the Company, including insurance and professional fees, of approximately $200,000. If the minimum offering requirement is met, GBA and Benefit Street will be entitled to reimbursement of these expenses, subject to the limitations imposed under the expense support and conditional reimbursement agreement described above. As of March 31, 2015, the minimum offering requirement had not been met, and GBA and Benefit Street were not entitled to reimbursement of any amounts incurred on behalf of the Company.
Dealer Manager Agreement
The Company executed a dealer manager agreement with the Dealer Manager on December 11, 2014, entitling the Dealer Manager to receive a sales commission based upon gross proceeds from shares sold in the Offering, which is a 7.0% commission of gross proceeds. In addition, the Dealer Manager will receive a dealer manager fee up to 3% of gross proceeds from shares sold in the Offering. The Dealer Manager will enter into participating dealer agreements with certain other broker-dealers authorizing them to sell shares of the Company in the Offering. Upon sale of shares of the Company by such broker-dealers, the Dealer Manager will re-allow all of the sales commissions paid in connection with sales made by these broker-dealers. The Dealer Manager may also re-allow to these broker-dealers a portion of the 3.0% dealer manager fee as marketing fees, reimbursement of certain costs and expenses of attending training and education meetings sponsored by the Dealer Manager, payment of attendance fees required for employees of the Dealer Manager or other affiliates to attend retail seminars and public seminars sponsored by these broker-dealers, or to defray other distribution-related expenses.
License Agreements
The Company has entered into a license agreement with Griffin Capital under which Griffin Capital has granted the Company a non-exclusive, royalty-free license to use the name "Griffin." The Company has also entered into a license agreement with Benefit Street under which Benefit Street has granted the Company a non-exclusive, royalty-free license to use the name "Benefit Street Partners." Under these agreements, the Company has a right to use the "Griffin" name for so long as GBA or one of its affiliates remains the Company's investment adviser and the

"Benefit Street Partners" name for so long as Benefit Street or one of its affiliates remains the Company's investment sub-adviser. Other than with respect to these limited licenses, the Company has no legal right to the "Griffin" or "Benefit Street Partners" names.
Conflicts of Interest
The Company's executive officers and certain of the Company's directors and other finance professionals of Griffin Capital and their affiliates also serve as executives of GBA and Benefit Street and officers of the Company. Mr. Shields is the sole director of Griffin Capital. In addition, the Company's executive officers and directors and the members of GBA and members of the Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as the Company or of investment funds, accounts or other investment vehicles managed by the Company's affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Company's investment objective. The Company may compete with entities managed by GBA and its affiliates for capital and investment opportunities. As a result, the Company may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by GBA or its affiliates or by members of the Investment Committee. However, in order to fulfill its fiduciary duties to each of its clients, GBA intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with GBA's allocation policy, investment objective and strategies so that the Company is not disadvantaged in relation to any other client.
Benefit Street and its affiliates currently manage a number of investment accounts and private investment funds, including hedge funds, single investor funds, sector specific, asset class specific or geographic specific private investment funds with investment guidelines substantially similar in whole or in part to the Company's investment guidelines and intends to manage additional investment accounts and private investment funds. Certain funds managed by Providence may pursue investment opportunities similar to those that the Company intends to pursue. As a result, the Company may not be provided with the opportunity to fully invest in all investment opportunities available to Providence and the Company that would be suitable for the Company. To the extent that Providence or Benefit Street is presented with an investment opportunity that would be appropriate for the Company and another fund sub-advised or managed by Providence, Providence may be faced with a conflict.
As a result of the potential overlap in investment objectives between the Company and certain investment accounts and funds managed by Benefit Street and its affiliates, Benefit Street has adopted an allocation policy governing how such investment opportunities will be allocated. However, to the extent any funds managed by Providence or Benefit Street seek investment opportunities similar to the opportunities the Company seeks, the scope of opportunities otherwise available the Company may be reduced or otherwise adversely affected.
Some of the material conflicts that GBA, Benefit Street or the Dealer Manager or its affiliates may face are (1) competing demand for time of GBA and Benefit Street's executive officers and other key personnel and affiliated entities; and (2) influence of the fee structure under GBA's agreement that could result in actions not necessarily in the long-term best interest of the stockholders.
Note 4. Commitments and Contingencies
Distribution Reinvestment Plan
The Company intends to implement a distribution reinvestment plan that allows stockholders to have distributions otherwise distributable to them invested in additional shares of common stock at up to 95% of the price that common stock is sold in the Offering at the weekly closing immediately following the distribution payment date. The plan will become effective no later than the first calendar quarter after the month in which the minimum offering requirement is met. No sales commission or dealer manager fee will be paid on shares sold through the distribution reinvestment plan. The Company may amend or terminate the distribution reinvestment plan for any reason at any time upon ten days prior written notice to stockholders.

Share Repurchase Program
Beginning with the first calendar quarter following the one-year anniversary of the date that the minimum offering requirement is met, and on a quarterly basis thereafter, the Company intends to offer to repurchase common stock on such terms as may be determined by the board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of the board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. However, in the event of the death, disability or bankruptcy of a stockholder, the Company may repurchase such a stockholder's shares before the first calendar quarter following the one-year anniversary of the date that the Company meets the minimum offering requirement, subject to the discretion of the Company's board of directors. Shares redeemed in connection with the death or disability of a stockholder may be repurchased at a purchase price equal to the price actually paid for such shares. Share repurchases will be limited to the offering proceeds from the shares of common stock from the issuance of shares of our common stock pursuant to our distribution reinvestment plan. At the discretion of our board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase common stock. In addition, the number of shares of common stock to be repurchased in any calendar year will be limited to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above. Shares will be repurchased at a price equal to 90% of the current offering price in effect on each date of repurchase.
Note 5. Directors Fees
The Company will pay each of the independent directors a retainer of $30,000 per year plus $1,000 for each board of directors or committee meeting the independent director attends in person or by telephone ($2,000 for attendance by the chairman of the audit committee at each meeting of the audit committee and $1,500 for attendance by the chairman of any other committee at each of such committee's meetings). In the event there are multiple meetings of the board of directors and one or more committees in a single day, the fees will be limited to $3,000 per day ($3,500 for the chairman of the audit committee if there is a meeting of such committee).
All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors. If a director is also an employee of GBA or its affiliates, the Company does not pay compensation for services rendered as a director.
The Company will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with the Company's policies as in effect from time to time. The Company will not pay compensation to the directors who also serve in an executive officer capacity for the Company or GBA.
Note 6. Financial Highlights
The financial highlights have been omitted from these financial statements as the Company has not commenced operations as of March 31, 2015. The Company's organization and offering costs for the three months ended March 31, 2015, have been paid for by Griffin Capital, which are subject to reimbursement by the Company upon achieving the minimum offering requirement.
Note 7. Subsequent Events
On May 1, 2015, the Company raised the minimum offering proceeds of $2.5 million, as a result of a $1.25 million investment from an affiliate of each of Griffin Capital and Benefit Street. As a result, the Company achieved the minimum offering requirement and commenced operations.

On May 7, 2015, the Company's board of directors declared an initial distribution rate for the remainder of the month of May of $0.002055 per day per share on the outstanding shares of common stock, representing an annual distribution rate of 7.5% based on a share price of $10.00, payable to stockholders of record on each day commencing on May 7, 2015 and continuing through May 31, 2015.

GRIFFIN
BENEFIT STREET PARTNERS
BUSINESS DEVELOPMENT COMPANY

SUBSCRIPTION AGREEMENT INSTRUCTIONS TO INVESTORS

Any person(s) desiring to subscribe for shares of common stock (the "shares") in Griffin-Benefit Street Partners BDC Corp. (the "Company") should carefully read and review the Prospectus, as amended and supplemented to date, and if he/she/they desire(s) to subscribe for shares, complete the Subscription Agreement/Signature Page that follows these instructions. Follow the appropriate instructions listed below for the indicated section. Please print in ballpoint pen or type the information. Sales of the shares are limited to investors who certificate that they meet all of the qualifications set forth in the Prospectus.

YOU SHOULD EXAMINE THE SUITABILITY OF THIS TYPE OF INVESTMENT IN THE CONTEXT OF YOUR OWN NEEDS, INVESTMENT OBJECTIVES AND FINANCIAL CAPABILITIES AND SHOULD MAKE YOUR OWN INDEPENDENT INVESTIGATION AND DECISION AS TO SUITABILITY AND AS TO THE RISK AND POTENTIAL GAIN INVOLVED. ALSO, YOU ARE ENCOURAGED TO CONSULT WITH YOUR OWN ATTORNEY, ACCOUNTANT, FINANCIAL CONSULTANT OR OTHER BUSINESS OR TAX ADVISOR REGARDING THE RISKS AND MERITS OF THE PROPOSED INVESTMENT.

AN INVESTMENT IN GRIFFIN-BENEFIT STREET PARTNERS BDC CORP. CANNOT BE COMPLETED UNTIL AT LEAST FIVE (5) BUSINESS DAYS AFTER THE DATE THE INVESTOR RECEIVED THE FINAL PROSPECTUS. IF AN INVESTOR'S SUBSCRIPTION IS ACCEPTED, THE COMPANY WILL SEND THE INVESTOR CONFIRMATION OF THEIR PURCHASE AFTER THEY HAVE BEEN ADMITTED AS AN INVESTOR.

(1) INVESTMENT

A check for the full purchase price of the shares subscribed for should be made payable to the order of "UMB Bank, N.A., Escrow Agent for Griffin-Benefit Street Partners BDC Corp." or, after the minimum offering is reached, to "Griffin-Benefit Street Partners BDC Corp." Shares may be purchased only by persons meeting the standards set forth under the section of the Prospectus entitled "Suitability Standards." (Certain states have imposed special suitability standards as set forth in the Prospectus.)

The minimum initial investment is $2,500. The minimum initial IRA investment is $1,500. If additional investments in the Company are made, you will need to complete an Additional Subscription Agreement Form with the exact name in which the original purchase was made. The investor(s) acknowledge(s) that the broker-dealer named on the Subscription Agreement/Signature Page may receive a commission on any such additional investments in the Company.

(2) NON-CUSTODIAL OWNERSHIP

FOR NON-CUSTODIAL OWNERSHIP ACCOUNTS, PLEASE MAIL THE COMPLETE AND EXECUTED SUBSCRIPTION AGREEMENT/SIGNATURE PAGE AND YOUR CHECK MADE PAYABLE TO "UMB BANK, N.A., ESCROW AGENT FOR GRIFFIN-BENEFIT STREET PARTNERS BDC CORP." OR, AFTER THE MINIMUM OFFERING IS REACHED, TO "GRIFFIN-BENEFIT STREET PARTNERS BDC CORP." TO THE ADDRESS LISTED ON THE BOTTOM OF PAGE 2.

(3) CUSTODIAL OWNERSHIP

FOR CUSTODIAL OWNERSHIP ACCOUNTS, SUBSCRIPTION AGREEMENT/SIGNATURE PAGE MUST BE COMPLETED, EXECUTED AND SENT TO THE CUSTODIAN.

Check the appropriate box to indicate the type of entity that is subscribing. Note: Pension or Profit Sharing Plans appear under Non-Custodial Ownership as well as Custodial Ownership. Check Non-Custodial Ownership if the plan has a trustee; check Custodial Ownership if the plan has a custodian.

Enter the exact name of the custodian or trustee, mailing address and business phone. If this is an additional purchase by a qualified plan or non-qualified custodial account, please use the same exact plan name as the previous investment.

(3)a The custodian must complete this box by entering its custodian Tax ID number (for tax purposes), the custodian account number and name of custodian or other administrator.

(4) INVESTOR INFORMATION

REQUIRED

(4)a For non-custodial ownership accounts, enter the exact name in which the shares are to be held. For multiple investors, enter the names of all investors. For custodial ownership accounts, enter "FBO" followed by the name of the investor.

(4)b Enter the home address, city, state, zip code, home telephone, business telephone and email address of the investor. Note: Section 3 should contain the custodian's mailing address. Note: Section 3 should contain the custodian's mailing address.

(4)c Enter an alternate mailing address if different than the home address in item 4(b).

(4)d Enter the date of birth of the investor **(required)** and joint investor, if applicable, or date of incorporation. Enter the social security number (SSN) of the investor **(required)** and joint investor, if applicable. The investor is certifying that the number is correct. For custodial accounts, enter the investor's social security number (for identification purposes). Enter Tax ID number, if applicable. If the investor is an entity, also enter the date of birth **(required)** and social security number **(required)** of the authorized signer where indicated.

(4)e Check the appropriate box. If the investor(s) is/are a non-resident alien(s), he/she/they must apply to the Internal Revenue Service for an identification number via Form SS-4 for an individual or SS-5 for a corporation, and supply the number to the Company as soon as it is available. If a non-resident alien, the investor(s) must submit an original of the appropriate W-8 Form (W-8BEN, W-8ECI, W-8EXP OR W-8IMY) in order to make an investment.

(4)f Check the box if either the investor or joint investor is an employee of Griffin Capital Corporation, Benefit Street Partners, L.L.C., or their affiliates, or an affiliate or Board Member of the Company.

PAGE 1 OF 6

BDC-IU340 (0515)

Appendix A

GRIFFIN
BENEFIT STREET PARTNERS
BUSINESS DEVELOPMENT COMPANY

SUBSCRIPTION AGREEMENT INSTRUCTIONS TO INVESTORS

(5) DISTRIBUTION OPTIONS

Check the appropriate box to have the distributions mailed to the address of record, the address that is located in Section 4. Check the appropriate box to participate in the Distribution Reinvestment Plan (the "DRP"). If you are reinvesting pursuant to the DRP, you may elect to reinvest all or a portion of your cash distribution, by indicating in Section 5 the percentage desired in cash and the percentage desired to be reinvested (percentage must add up to 100%).

If the investor(s) prefer(s) direct deposit of cash distributions to an account or address other than as set forth in the Subscription Agreement/Signature Page, check the preferred option and complete the required information. For Automated Clearing House ("ACH"), indicate whether it is a checking or savings account, and enter the name of the institution/individual, mailing address, ABA number and account number. A voided check must be enclosed if it is a checking account. If it is a savings account, please obtain written verification of the routing and account numbers from the bank.

If you participate in the Distribution Reinvestment Plan we request that you notify Griffin-Benefit Street Partners BDC Corp. and your broker-dealer in writing at any time there is a material change in your financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which you reside.

AUTOMATED CLEARING HOUSE (ACH): I (we) hereby authorize the Company to deposit distributions from my (our) common stock of the Company into the account listed in Section 5 of the Subscription Agreement/Signature Page. I (we) further authorize the Company to debit my (our) account noted in Section 5 of the Subscription Agreement/Signature Page in the event that the Company erroneously deposits additional funds into my (our) account to which I am (we are) not entitled, provided that such debit shall not exceed the original amount of the erroneous deposit. In the event that I (we) withdraw funds erroneously deposited into my (our) account before the Company reverses such erroneously deposited amount, I (we) agree that the Company has the right to retain any future distributions to which I am (we are) entitled until the erroneously deposited amount is recovered by the Company.

(6) SIGNATURES

The Subscription Agreement/Signature Page must be signed/initialed and dated by the investor(s) and, if applicable, the trustee or custodian. The Subscription Agreement/Signature Page must be signed and guaranteed by the custodian(s) if investing through an IRA, Keogh or qualified plan, if applicable.

(7) BROKER-DEALER OR REGISTERED INVESTMENT ADVISOR (RIA)

This Section is to be completed and executed by the Registered Representative or Registered Investment Advisor ("RIA"). If there is more than one Registered Representative or RIA, all Registered Representatives and RIAs must complete and execute Section 7. Please complete all broker-dealer information contained in Section 7 including suitability certification (state of sale).

The Subscription Agreement/Signature Page, which has been delivered with the Prospectus, together with a check, if applicable, for the full purchase price, should be delivered or mailed to your broker-dealer.

Check the box to indicate whether this subscription was solicited or recommended by a RIA or broker-dealer whose agreement with the investor includes a fixed or "wrap" fee feature for advisory and related brokerage services, and, accordingly, may not charge the regular selling commission. No selling commissions are paid on these accounts. This box must be checked in order for such investor(s) to purchase shares net of the selling commissions.

NOTICE TO STOCKHOLDERS

The shares of common stock of the Company are subject to restrictions on transfer. In addition, the Company has the authority to issue shares of stock of more than two classes. Upon the request of any stockholder, and without charge, the Company will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to (1) certain restrictions on ownership and transferability of the Company's common stock and (2) the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Company has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences to subsequent series. Such requests must be made to the Secretary of the Company at its principal office.

ACCEPTABLE FORMS OF PAYMENT

A. Wire transfers
B. Pre-printed personal checks
C. Cashier's checks over $10,000
D. Business checks when applied to company/corporate account
E. Trust checks for trust accounts
F. Custodial checks for IRA accounts
G. Checks endorsed from other investment programs will be accepted if they meet the minimum investment requirement.

Pay to the order of "UMB Bank, N.A., Escrow Agent for Griffin-Benefit Street Partners BDC Corp." or, after the minimum offering is reached, to "Griffin-Benefit Street Partners BDC Corp."

WE CANNOT ACCEPT: Money orders, cashier's checks for $10,000 or less, temporary (not pre-printed) checks or third party checks. If you need to verify whether a form of payment is acceptable, please call our Investor Services Department at 888-926-2688.

PLEASE NOTE: Because of our anti-money laundering policies, if the investor's name used in this Subscription Agreement/Signature Page does not match the Payor printed on the check, we may request documents or other evidence as we may reasonably require in order to correlate the investor's name to the Payor on the check.

Regular Mail: **Griffin-Benefit Street Partners BDC Corp., C/O DST Systems, Inc.**
PO Box 219133
Kansas City, MO 64121-9133

Overnight Mail: Griffin-Benefit Street Partners BDC Corp., C/O DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

PAGE 2 OF 6

Appendix A

GRIFFIN
BENEFIT STREET PARTNERS
BUSINESS DEVELOPMENT COMPANY

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SUBSCRIPTION AGREEMENT/SIGNATURE PAGE, PLEASE CALL INVESTOR SERVICES AT 888-926-2688

(1) INVESTMENT

☐ Initial Investment ☐ Additional Investment (Subscription Agreement or Additional Subscription Agreement Form must be completed)

Existing Griffin-Benefit Street Partners BDC Corp. Account # ☐☐☐☐☐☐☐☐☐

Please make investment check payable to:
"UMB Bank, N.A., Escrow Agent for Griffin-Benefit Street Partners BDC Corp." or, after the minimum offering is reached, to "Griffin-Benefit Street Partners BDC Corp."

Minimum initial investment = $2,500
Minimum initial IRA investment = $1,500

☐ Funds Enclosed
☐ Funds Wired
☐ Funds to Follow

TOTAL INVESTED
$☐☐☐ ☐☐☐ ☐☐☐

(2) NON-CUSTODIAL OWNERSHIP

☐ **Individual** Investor must sign & initial

☐ **Joint Tenants with Right of Survivorship** All parties must sign & initial

☐ **Tenants in Common** All parties must sign & initial

☐ **Community Property** All parties must sign & initial

☐ **Pension or Profit Sharing Plan** Trustee or custodian signature required

☐ **Trust** Trustee or Grantor signature(s) required
- ☐ Currently Revocable
- ☐ Irrevocable

DATE ESTABLISHED (required)

☐ **Company or Corporation** Authorized officer must sign or initial
- ☐ S-Corp
- ☐ C-Corp

☐ **Uniform Gift to Minors Act or the Uniform Transfers to Minors Act** Custodian must sign or initial

☐ **Partnership or LLC** Authorized Agent must sign or initial

☐ **Qualified non-custodial administrator**

☐ **For Individual Ownership or JTWROS Only:** Transfer Upon Death (optional)

☐ **Other:** ____________ SPECIFY

NAME OF TRUST OR BUSINESS ENTITY

(3) CUSTODIAL OWNERSHIP

Send ALL paperwork directly to the custodian

☐ **IRA** ____________ (TYPE) ☐ **Qualified Pension or Profit Sharing Plan** ☐ **Non-Qualified Custodial Account** ☐ **Other:** ____________ SPECIFY

NAME OF CUSTODIAN OR TRUSTEE

NAME OF TRUST (if applicable)

MAILING ADDRESS

CITY STATE ZIP

BUSINESS PHONE
☐☐☐—☐☐☐—☐☐☐☐

SECTION (3)a

CUSTODIAN TAX ID # ☐☐—☐☐☐☐☐☐☐ CUSTODIAN ACCOUNT # ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐

NAME OF CUSTODIAN OR OTHER ADMINISTRATOR

(4) INVESTOR INFORMATION

REQUIRED

SECTION (4)a

NAME OF INVESTOR OR TRUSTEE (REQUIRED) ☐ **Mr.** ☐ **Mrs.** ☐ **Ms.** ☐ **Other:** ____________

NAME OF JOINT INVESTOR ☐ **Mr.** ☐ **Mrs.** ☐ **Ms.** ☐ **Other:** ____________

PAGE 3 OF 6

Appendix A

GRIFFIN
BENEFIT STREET PARTNERS
BUSINESS DEVELOPMENT COMPANY

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SUBSCRIPTION AGREEMENT/SIGNATURE PAGE, PLEASE CALL INVESTOR SERVICES AT 888-926-2688

(4) Cont.

INVESTOR INFORMATION

REQUIRED

SECTION (4)b

STREET ADDRESS (REQUIRED) NO P.O. BOX

CITY | STATE | ZIP

HOME PHONE (REQUIRED) | BUSINESS PHONE

E-MAIL ADDRESS (Recommended)

☐ I (we) authorize the Company to make available on its website the documents and reports required to be delivered to me, and notify me via e-mail when such reports are available in lieu of receiving paper copies.

(SIGNATURE REQUIRED)

SECTION (4)c

ALTERNATE MAILING ADDRESS OR P.O. BOX

CITY | STATE | ZIP

SECTION (4)d

INVESTOR DATE OF BIRTH (MM/DD/YYYY) | JOINT INVESTOR / AUTHORIZED SIGNER DATE OF BIRTH (MM/DD/YYYY) | ENTITY TAX ID # (if applicable)

REQUIRED

INVESTOR SSN# | JOINT INVESTOR / AUTHORIZED SIGNER SSN#

SECTION (4)e

Please indicate Citizenship Status (REQUIRED): If a box is not checked, U.S. Citizenship will be applied by default.

☐ **U.S. Citizen** ☐ **Resident Alien** ☐ **Non-Resident Alien***

*If non-resident alien, Investor must submit the appropriate w-8 form (W-8BEN, W-8EXP or W-8IMY) in order to make an investment.

SECTION (4)f:

Employee, Affiliate, or Board Member of:

☐ Griffin-Benefit Street Partners BDC Corp.

☐ Griffin Capital Corporation

☐ Benefit Street Partners, L.L.C.

(5)

DISTRIBUTION OPTIONS

REQUIRED

If a box is not checked to the right, 100% of your distributions will be paid in cash and sent to the address of record.

All distributions for custodial accounts will be sent to the custodian.

☐ **Mail to Street Address (4b)**

☐ **Mail to Alternate Address (4c)**

☐ Distribution Reinvestment Plan (DRP) (see Instruction 5)
(Investor elects to participate in the Distribution Reinvestment Plan described in the Prospectus.)

____ **%DRP** ____ **%Cash** (must equal 100%)

☐ Cash Distributions Directed to:

☐ **Via Electronic Deposit (ACH)**
Complete information below. See ACH Language in Section 5 of the instructions.

☐ **Checking** (must enclose voided check)

☐ **Savings** (verification from bank must be provided)

NAME OF BANK, BROKERAGE FIRM OR INDIVIDUAL

DISTRIBUTION MAILING ADDRESS

CITY | STATE | ZIP

BANK ABA# (FOR ACH ONLY) | ACCOUNT #

MUST ENCLOSE A VOIDED CHECK IF IT IS A CHECKING ACCOUNT

I authorize Griffin-Benefit Street Partners BDC Corp. or its agent to deposit my distribution to the account indicated above. This authority will remain in force until I notify Griffin-Benefit Street Partners BDC Corp. in writing to cancel it. In the event that Griffin-Benefit Street Partners BDC Corp. deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or Shares in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws.

PAGE 4 OF 6

Appendix A

GRIFFIN
BENEFIT STREET PARTNERS
BUSINESS DEVELOPMENT COMPANY

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SUBSCRIPTION AGREEMENT/SIGNATURE PAGE, PLEASE CALL INVESTOR SERVICES AT 888-926-2688

(6) SIGNATURES REQUIRED

Under penalty of perjury, by signing this Signature Page, I (we) hereby certify (a) I (we) have provided herein my (our) correct Taxpayer Identification Number; (b) I am (we are) not subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am (we are) no longer subject to backup withholding; and (c) I am (we are) a U.S. Citizen unless I (we) have indicated otherwise in Section 4.

Each investor must separately sign and initial each representation made in the Subscription Agreement. Except in the case of fiduciary accounts, the investor may not grant any person a power of attorney to make such representation on his or her behalf.

INITIALS INITIALS (A) I (we) acknowledge receipt, not less than five (5) business days prior to the signing of this Subscription Agreement/ Signature Page, of the final Prospectus of the Company relating to the shares, wherein the terms and conditions of the offering of the shares are described.

INITIALS INITIALS (B) I (we) represent that I (we) either: (i) have a net worth (excluding home, home furnishings and automobiles) of at least $250,000 or (ii) have a net worth, as described in (i), of at least $70,000 and a minimum of $70,000 annual gross income, or that I meet the higher suitability requirements imposed by my (our) state of primary residence as set forth in the Prospectus under "Suitability Standards."

INITIALS INITIALS (C) I (we) represent that I am (we are) purchasing the shares for my (our) own account; or, if I am (we are) purchasing shares on behalf of a trust or other entity of which I am (we are) trustee(s) or authorized agent(s), then I (we) represent that I (we) have due authority to execute the Subscription Agreement/Signature Page and do hereby legally bind the trust or other entity of which I am (we are) trustee(s) or authorized agent(s).

INITIALS INITIALS (D) I (we) acknowledge that the shares are not liquid, there is no current market for the shares and the stockholder(s) may not be able to sell the securities.

Additional State Suitability Standards for Residents of the Following States:

INITIALS INITIALS (E) **Alabama** — In addition to the general suitability standards, this investment will only be sold to Alabama residents representing that they have a liquid net worth of at least 10 times their investment in us and our affiliates.

Idaho — In addition to the suitability standards above, the state of Idaho requires that each Idaho investor will not invest in the aggregate, more than 10% of his or her liquid net worth in shares of our common stock.

Iowa — Either (a) a minimum net worth of $300,000 or (b) a minimum annual income of $70,000 and a net worth of $100,000. In addition, an investor's investment in this program and affiliated non-traded business development companies cannot exceed 10% of the Iowa resident's liquid net worth.

Kansas — It is recommended by the Office of the Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in this and similar investments.

Kentucky — Investors who reside in the state of Kentucky must have either (i) a minimum gross annual income of $85,000 and a minimum net worth (as defined in the NASAA Omnibus Guidelines) of $85,000 or (ii) a minimum net worth alone of $300,000. Moreover, no Kentucky resident shall invest more than 10% of his or her liquid net worth in our securities.

Maine — The Maine Office of Securities recommends that an investor's aggregate investment in this offering and similar non-traded business development companies not exceed 10% of the investor's liquid net worth.

Massachusetts — Shares will only be sold to residents of Massachusetts representing that they have a liquid net worth of at least 10 times their investment in us and other illiquid direct participation programs.

New Jersey — New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. In addition, a New Jersey investor's investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

New Mexico — In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor's liquid net worth in shares of us, our affiliates, and in other non-traded business development companies.

North Dakota, Oklahoma, and Oregon - Investors from the States of North Dakota, Oklahoma, and Oregon must represent that, in addition to meeting the suitability standards above, such investors have a net worth of at least ten times their investment in our common stock.

Tennessee — Tennessee residents must have a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or a minimum net worth of $500,000 exclusive of home, home furnishings and automobile. In addition, Tennessee residents' investment in the issuer must not exceed ten percent (10%) of their liquid net worth.

Vermont — Accredited investors in Vermont (within the meaning of Federal securities laws) may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor's liquid net worth.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor's home, home furnishings and automobiles. "Liquid net worth" is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

PAGE 5 OF 6

Appendix A

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

GRIFFIN BENEFIT STREET PARTNERS BUSINESS DEVELOPMENT COMPANY

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SUBSCRIPTION AGREEMENT/SIGNATURE PAGE, PLEASE CALL INVESTOR SERVICES AT 888-926-2688

By signing below, you also acknowledge that:

- **An investment in our shares is not suitable for you if you need access to the money you invest.**
- **You should consider that you may not have access to the money you invest for an indefinite period of time.**
- **You should not expect to be able to sell your shares regardless of how we perform.**
- **If you are able to sell your shares, you will likely receive less than your purchase price.**
- **We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.**
- **We intend to implement a share repurchase program, which may take up to two years from the date of the prospectus to begin. We intend to limit repurchases to 10% of the weighted average number of shares outstanding in the prior calendar quarter. Any such repurchases will be at a 10% discount to the offering price in effect on the date of repurchase.**
- **Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.**
- **Our distributions to stockholders may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that will be subject to repayment to Griffin Capital. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by Griffin Capital may not continue in the future. The repayment of any amounts owed to Griffin Capital will reduce the future distributions to which you would otherwise be entitled.**

BY SIGNING THIS AGREEMENT, YOU ARE NOT WAIVING ANY RIGHTS UNDER THE FEDERAL OR STATE SECURITIES LAWS. BY SIGNING THIS AGREEMENT, YOU ACKNOWLEDGE RECEIPT OF THIS PROSPECTUS, WHETHER OVER THE INTERNET, ON A CD-ROM, A PAPER COPY, OR ANY OTHER DELIVERY METHOD.

X ____________________ SIGNATURE OF INVESTOR (REQUIRED)

____________________ DATE

X ____________________ SIGNATURE OF JOINT INVESTOR (if applicable)

X ____________________ AUTHORIZED SIGNATURE (Custodian or Trustee)

MUST BE SIGNED AND SIGNATURE GUARANTEED BY CUSTODIAN(S) IF IRA, KEOGH, QUALIFIED PLAN OR NON-QUALIFIED CUSTODIAL ACCOUNTS
(THE COMPANIES AND THEIR AFFILIATES DO NOT ACT AS IRA, KEOGH, QUALIFIED PLAN OR NON-QUALIFIED CUSTODIANS)

TO BE COMPLETED BY REGISTERED REPRESENTATIVE OR RIA

The Registered Representative or RIA must sign below to complete the subscription. The Registered Representative or RIA warrants that he/she has reasonable grounds to believe this investment is suitable for the investor as set forth in the section of the Prospectus entitled "Suitability Standards" and that he/she has informed the subscriber of all aspects of liquidity and marketability of this investment.

(7) BROKER-DEALER OR REGISTERED INVESTMENT ADVISOR (RIA)

☐ **CHECK FOR REDUCED PURCHASE PRICE PER SHARE AND WAIVER OF COMMISSION.** (Broker-Dealer Signature Approval Required)

BROKER-DEALER OR RIA FIRM NAME (REQUIRED)

BROKER-DEALER OR RIA FIRM ADDRESS OR P.O. BOX

CITY | STATE | ZIP

BUSINESS PHONE# (REQUIRED) | FAX #

REGISTERED REPRESENTATIVE(S) OR ADVISOR(S) NAME(S) (REQUIRED) | REPRESENTATIVE #

REGISTERED REPRESENTATIVE OR ADVISOR ADDRESS OR P.O. BOX | BRANCH ID #

CITY | STATE | ZIP

BUSINESS PHONE# (REQUIRED) | E-MAIL ADDRESS

REGISTERED INVESTMENT ADVISOR (RIA) - NO SELLING COMMISSIONS ARE PAID ON THESE ACCOUNTS.

☐ Check only if investment is made through the RIA in its capacity as an RIA and not in its capacity as a Registered Representative, if applicable, whose agreement with the investor includes a fixed or "wrap" fee feature for advisory and related brokerage services. If an owner or principal or any member of the RIA firm is a FINRA licensed Registered Representative affiliated with a broker-dealer, the transaction should be conducted through that broker-dealer, not through the RIA.

I hereby certify that I hold a Series 7 or Series 62 FINRA license and I am registered in the following state in which this sale was completed. (Not applicable for RIAs.) STATE (REQUIRED)

x ____________________ x ____________________ SIGNATURE(S) OF REGISTERED REPRESENTATIVE(S) OR ADVISOR(S) (REQUIRED)

____________________ DATE (REQUIRED)

x ____________________ SIGNATURE OF BROKER-DEALER OR RIA (IF REQUIRED BY BROKER-DEALER)

____________________ DATE (REQUIRED)

MAIL TO:

Regular Mail:
Griffin-Benefit Street Partners BDC Corp.,
c/o DST Systems, Inc.,
P.O. Box 219133,
Kansas City, MO 64121-9133

Overnight Mail:
Griffin-Benefit Street Partners BDC Corp.,
c/o DST Systems, Inc.,
430 W. 7th Street
Kansas City, MO 64105

PAGE 6 OF 6

Appendix A